UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 1, 2019

Date of Report (date of earliest event reported)

salesforce.com, inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Salesforce Tower

415 Mission Street, 3rd Fl

San Francisco, CA 94105

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 901-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange, Inc.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 1, 2019, salesforce.com, inc., a Delaware corporation (“Salesforce”), completed the previously announced acquisition of Tableau Software, Inc., a Delaware corporation (“Tableau”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 9, 2019, by and among Salesforce, Tableau and Sausalito Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of Salesforce (the “Purchaser”).

As previously disclosed, pursuant to the Merger Agreement, on July 3, 2019, the Purchaser commenced an exchange offer (the “Offer”) to acquire all of the issued and outstanding shares of Class A common stock, par value $0.0001 per share, of Tableau (“Tableau Class A Common Stock,” and such shares, “Tableau Class A Shares”), and Class B common stock, par value $0.0001 per share, of Tableau (“Tableau Class B Common Stock,” and such shares, “Tableau Class B Shares,” and Tableau Class B Common Stock together with Tableau Class A Common Stock, “Tableau Common Stock,” and such shares “Tableau Shares”), with each Tableau Share accepted by the Purchaser in the Offer to be exchanged for 1.103 shares of common stock, par value $0.001 per share, of Salesforce (“Salesforce Common Stock”) plus cash in lieu of any fractional shares of Salesforce Common Stock, without interest, and subject to reduction for any applicable withholding taxes (together, the “Transaction Consideration”).

The Offer expired at midnight, Eastern Time, at the end of July 31, 2019 (the “Expiration Time”). The depositary and exchange agent for the Offer has advised Salesforce that, as of the Expiration Time, a total of 49,138,989 Tableau Class A Shares and 10,348,127 Tableau Class B Shares had been validly tendered and not validly withdrawn pursuant to the Offer, which Tableau Shares represented approximately 68% of the aggregate voting power of Tableau Shares outstanding immediately after the consummation of the Offer (such percentage reflecting Tableau Class B Shares validly tendered (and not validly withdrawn), that converted, on a one-to-one basis, into Tableau Class A Shares upon the consummation of the Offer). On August 1, 2019, the Purchaser accepted for exchange all Tableau Shares validly tendered and not validly withdrawn pursuant to the Offer.

On August 1, 2019, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, the Purchaser merged with and into Tableau (the “Merger”), with Tableau continuing as the surviving corporation and an indirect wholly owned subsidiary of Salesforce. In the Merger, each Tableau Share that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than any shares that were excluded pursuant to the terms of the Merger Agreement) was converted at the Effective Time into the right to receive the Transaction Consideration.

The foregoing descriptions of the Offer, the Merger and the Merger Agreement in this Item 2.01 do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Salesforce’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on June 10, 2019, and is incorporated herein by reference.

Item 8.01. Other Events.

On August 1, 2019, Salesforce issued a press release announcing the expiration and results of the Offer and the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the Merger Agreement, Salesforce and Tableau sought regulatory clearances under the antitrust laws in the United States and the competition law in Germany, which were required to complete the Offer and the Merger. These approvals were promptly obtained during the applicable initial waiting period, without any divestiture or other remedies requested by the applicable regulatory authorities. In July, the United Kingdom Competition and Markets Authority (the “CMA”) informed the parties that it plans to review the Merger. Although Salesforce believes that the Merger does not raise any competition concerns, it will keep the Tableau business operationally separate from Salesforce until the conclusion of the CMA’s review. Imposing a “hold separate” arrangement during the CMA’s review is a standard CMA practice. In view of Salesforce’s plans for the Tableau business during the expected review timeframe, the “hold separate” arrangement is not expected to have any material impact on the operations or financial results of Salesforce. Salesforce expects the CMA’s review to conclude by the fall of 2019.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The financial statements of Tableau required by Item 9.01(a) to this Current Report on Form 8-K are incorporated herein by reference to Tableau’s audited consolidated financial statements as of and for the year ended December 31, 2018 included in Tableau’s Annual Report on Form 10-K for the year ended December 31, 2018 filed by Tableau with the SEC on February 22, 2019 and Tableau’s unaudited consolidated financial statements as of and for the quarterly periods ended June 30, 2019 and June 30, 2018 included in Tableau’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019 filed by Tableau with the SEC on July 31, 2019.

(b) Pro Forma Financial Information. The pro forma financial information required by Item 9.01(b) to this Current Report on Form 8-K is incorporated herein by reference to the unaudited pro forma combined condensed balance sheet as of April 30, 2019 and the unaudited pro forma combined condensed statement of operations for the year ended January 31, 2019 and for the three months ended April 30, 2019, in each case included in Amendment No. 1 to Salesforce’s Registration Statement on Form S-4 (Registration No. 333-232530) filed by Salesforce with the SEC on July 23, 2019.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press Release, dated August 1, 2019

99.2	Audited Consolidated Financial Statements of Tableau (incorporated by reference to Tableau’s Annual Report on Form 10-K for the year ended December 31, 2018 filed by Tableau with the SEC on February 22, 2019)

99.3	Unaudited Consolidated Financial Statements of Tableau (incorporated by reference to Tableau’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019 filed by Tableau with the SEC on July 31, 2019)

99.4	Unaudited Pro Forma Combined Condensed Balance Sheet as of April 30, 2019, and the Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended January 31, 2019 and the three months ended April 30, 2019 (in each case incorporated by reference to Amendment No. 1 to Salesforce’s Registration Statement on Form S-4 (Registration No. 333-232530) filed by Salesforce with the SEC on July 23, 2019)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

salesforce.com, inc.

By:	/s/ Mark J. Hawkins
Mark J. Hawkins
President and Chief Financial Officer

Dated: August 1, 2019